Exhibit 99.1

MERCER INTERNATIONAL GROUP

Jefferies 2014 Global Industrials Conference

August 14, 2014

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.

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Mercer International Inc.

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Corporate Structure

Mercer conducts operations through three subsidiaries:

Rosenthal – Germany

the only two NBSK market pulp mills in Germany, which is Europe’s largest market for NBSK pulp

Stendal – Germany

Celgar – BC, Canada one of the largest, most modern pulp mills in North America

The Corporation is divided into the “Restricted Group” and the “Unrestricted Group” – a structure created to facilitate the acquisition of Celgar through the issue of senior notes (1)

The Restricted Group is supported by the Celgar and Rosenthal operations

The Unrestricted Group is supported by the Stendal operation

Debt is 80% guaranteed by the German government

Non-recourse to the Restricted Group

Restricted Group MERCER INTERNATIONAL GROUP

100% 100% 83%

Rosenthal - Germany Celgar - BC, Canada Stendal - Germany

360,000 ADMT + 57 MW 520,000 ADMT + 100 MW 660,000 ADMT + 148 MW

(1) Pursuant to the terms of its 2017 Senior Notes

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Strategically Located Mills with Access to Global Markets

Mercer’s three mills have a combined annual capacity of 1.54 million air dried metric tonnes (“ADMT”) of NBSK pulp production and 305 MW of electrical generation

The mills’ strategic locations position the company well to serve customers in Europe, North America and Asia

China – the world’s largest and fastest growing pulp import market

Germany – the largest European pulp import market

Stendal

(Germany)

660,000 ADMT

Rosenthal

(Germany)

Europe

360,000 ADMT

Celgar

(B.C., Canada)

520,000 ADMT

Japan

Middle East

China

Thailand

Indonesia

United

States

Mercer 2013 Pulp Sales by Region

North America 3%

Germany 31%

Italy 7%

Other Asia

5%

Other

European

Union 23%

China 31%

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Growing Energy and Chemical By-Product Revenues

Mercer has been a leader among paper and forest products companies in embracing the “bio-economy” and in harnessing significant value from the generation of surplus power, as well as its production of bio-chemicals

Mercer recognized the opportunity to secure new revenue streams from its operations, as the marketplace turned to biomass for carbon-neutral power and renewable chemical by-products

Since energy and chemicals are by-products of our pulping process, production is highly efficient and sales of these products are highly profitable

Stendal’s Project Blue Mill was completed in Q4 2013 (46 MW capacity addition)

Mercer’s Electricity Production and Sales

Mercer’s Energy and Chemical Revenue

2.0

1.6

1.2

0.8

0.4

-

Production Exports 1.79

1.45 1.44 1.64 1.70 1.71

CAGR: 4.9%

0.48

0.52

0.65

0.71

0.70

0.76

MWh (mm)

CAGR: 10.7%

2009 2010 2011 2012 2013 Q2-2014 LTM

$110.0

$88.0

$66.0

$44.0

$22.0

-

Chemical

Energy

$63.5 $65.4 $94.8 $93.0 $92.2 $99.6

CAGR: 10.5%

Revenue (US$ mm)

2009 2010 2011 2012 2013 Q2-2014 LTM

Green electricity and chemical by-product revenue…

a significant and growing part of Mercer’s business

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Globally Cost Competitive, Modern Mill Operations

Mercer’s operations are some of the largest and most modern NBSK facilities in the world

Low production costs Strong record of environmental performance

Low maintenance capital requirements All facilities are net energy producers

High runability / efficiency

NBSK Producer Competitiveness

Average Mill Capacity (ktpa)

0 100 200 300 400 500 600

Average Technical Age:

28.4 years

International

Paper

(Ilim)

Nanaimo

Metsa Board

Weyer-

haeuser

Catalyst

Canfor

Resolute

Domtar

Aditya Birla

Asia Pulp and Paper (Paper Excellence)

Older, Smaller

NBSK

Pulp Mills

Newer,

Larger

NBSK Pulp

Mills

Mercer

Sodra

Cell SCA

West

Fraser

Heinzel

Metsa

Fibre Average Market Pulp

Capacity per Mill:

306,559 tpa

UPM

Stora

Enso

Daishowa-

Marubeni

Billerud-

Korsnas

60.0 50.0 40.0 30.0 20.0 10.0 -

Source: FisherSolve Q1 2014 data Average Technical Age (years)

Note: NBSK market pulp only

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The NBSK Market

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Introduction to the Major Themes in NBSK

Current themes surrounding the NBSK market include:

The effect of China and other emerging economies’ continuing growth

The impact of digital media on paper demand

The potential supply impact of integrated players selling their pulp on the market

The net supply impact of mill closures, starts / restarts, and facility conversions

The impact of additional hardwood capacity coming online

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Global Pulp Market

Components of the Pulp Market (1)

Chemical Pulp Demand

Bleached Hardwood Kraft 52%

Bleached Softwood Kraft 44%

Sulphite 1% Unbleached Kraft 3%

Bleached Softwood Kraft

Pulp Demand

Other 14%

SBSK 26% NBSK 60%

Northern Bleached Softwood Kraft (NBSK)

Produced From:

Spruce / Pine / Fir / Cedar

Core Production Areas:

North America, Northern Europe

Characteristics:

Long, slender, thin-walled fibers

Better softness and strength

Better structure

Major Uses for Softwood Pulp

Tissue Specialty Paper Laminates

NBSK commands a higher premium relative to other kraft pulps

(1) Source: PPPC (2013A)

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Demand Fundamentals – Changes to NBSK End Use Markets

Changes to Papermakers’ Demand for NBSK

The increased NBSK demand for use in tissue / specialty products has outpaced the decreased NBSK demand for printing & writing grades

From 2003 to 2012, a period very affected by “digital substitution” of traditional paper grades, total NBSK demand grew by over 11% (1)

Significant growth in tissue capacity is a major contributing factor and is expected to continue globally, though some projects have been delayed versus previous tissue producer announcements

NBSK Demand by End Use (1)(2)

15.0 12.0 9.0 6.0 3.0 -

CAGR 2003 - 2012

Others Printing & Writing 33% Tissue 37% Specialty 25%

Total: +1% P&W: (5%) Tissue: +10% Specialty: +7%

Others Printing & Writing 60% Tissue 18% Specialty 15%

millions of tonnes

2003 2012E

Annual Tissue Capacity Growth by Region (3)

2.5 2.0 1.5 1.0 0.5 -

Rest of World China

millions of tonnes

1.8 0.4 1.4

1.4 0.6 0.8

2.1 1.0 1.1

2.2 1.2 1.0

2012 2013 2014 2015

NBSK’s strength attributes make it a necessary input for tissue and specialty products

(1) Source: PPPC (November 2013) for NBSK demand

(2) Source: Brian McClay (December 2012) for NBSK end use breakdown; Note that it is believed that current NBSK demand by end use is generally consistent with 2012 data

(3) Source: Brian McClay (June 2014)

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Demand Fundamentals – China’s Growing Demand

BSK Deliveries to China (1)

12 Month Rolling (2001 – Present)

millions of tonnes

6.0 4.8 3.6 2.4 1.2 -

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Global BSK Demand by Region (1)

28.0 40%

21.0 30%

14.0 20%

7.0 10%

- -

Region: 1995-2015E CAGR

China: 14.9%

W. Europe: (0.4%)

N. America: (0.4%)

Other: 2.0%

% China

% China of Total

millions of tonnes

1995 2000 2005 2010 2015E

(1) Source: PPPC

(2) 2012E assumes same breakdown of grades as in 2010, for illustrative purposes

China’s Chemical Pulp Demand (1)

15.0 12.0 9.0 6.0 3.0 - CAGR: 2004 – 2012* Kraft & Spec.: 11.0% Tissue: 14.7% Paper Board: 9.6% P&W Woodfree: 9.9%

P&W: Woodfree Paper Board Tissue Fluff Kraft & Specialty P&W: Mechanical

millions of tonnes

2004 2007 2010 2012E (2)

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Demand Fundamentals – China’s Growing Demand (Cont’d)

China’s demand is growing rapidly…

China’s 12th Five-Year Plan should increase

demand for NBSK

Growth in Chinese per capita tissue, wood-free,

and specialty paper grade consumption is due to:

Rising living standards

Growing disposable income

Increased demand for hygiene products

Tissue Demand & Income in China (1)

6.00 $8.0

Tissue Demand per Capita Avg 10 Year

Income per Capita Growth

5.25 $7.0

Rate: 10%

4.50 $6.0

3.75 $5.0 000’s US$ / person

Over time, the market will easily

absorb new tissue capacity

3.00 $4.0

kg / person Avg 10 Year

Growth

2.25 $3.0

Rate: 8%

1.50 $2.0

0.75 $1.0

- -

1990 1994 1998 2002 2006 2010

(1) Source: PPPC – Trends in P&W Papers and Tissues (Emanuele Bona, November 2012)

(2) Source: RISI (July 24, 2014 press release; May 9, 2014 PPI Asia Report; and other disclosures)

… and its pulp supply isn’t currently keeping pace

Shutting of “Old China” pulp / paper capacity

Significant closures to date, and to come

Implementing pollution and water / energy

constraints to stay operating

Modern assets require greater volumes of

NBSK to run machines at optimal rates

Focus on wood-based pulps, but limited domestic

wood fiber supply, means large pulp import

volumes

We believe that there is healthy demand for virgin

fiber as paper recovery is nearing feasible

maximums in most markets RISI

Chinese Government Mandated

Closure of “Old China” Capacity (2)

2005-2009: 6.5 mm tonnes per year over 5 years

2011: 8.31 mm tonnes

2012A: 10.57 mm tonnes

2013E: 7.42 mm tonnes (not yet finalized)

2014E: 3.97 mm tonnes

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MERCER

Supply Fundamentals – Slowing BSK Capacity Growth

From 1995 to 2013, BSK capacity grew at a steady rate, experiencing a few dips along the way

Capacity is forecasted to increase at a more moderate rate in the coming five years

Bleached Softwood Kraft

Global Market Pulp Capacity (1)

27

2014E-2018E

26 CAGR: +0.8%

25

24 1995-2013

CAGR: +1.8%

23 22

millions of tonnes

21

20

19

18

17

16 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Forecast

(1) Source: PPPC (May 2014)

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MERCER

Supply Fundamentals – Net Capacity Change Analysis

Recent History

- In the last few years, there have been several notable BSK mill closures
- During this time, the Ilim Bratsk mill expanded (490,000 tpa) and Terrace Bay mill restarted (350,000 tpa)

2012–2013 BSK Closures and Conversions					
Mill				Closure	
Name	*Location*	*Company*	*Grade*	*Date*	*kt*
Hunan	*China*	Yueyang Paper	*BSK*	Q2 2012	(400)
Uimaharju	*Finland*	Stora Enso	*NBSK*	Q2 2012	(200)
Ngodwana	*South Africa*	Ngodwana	*BSK*	Q4 2012	(215)
Fort Frances	*Canada*	Resolute	*NBSK*	Q4 2012	(115)
Kamloops	*Canada*	Domtar	*NBSK*	Q1 2013	(120)
Perry	*USA*	Georgia-Pacific (Buckeye)	*Fluff-BSK*	Q1 2013	(40)
Jesup	*USA*	Rayonier	*Fluff-BSK*	Q2 2013	(260)
Tofte	*Norway*	Södra Cell	*NBSK*	Q3 2013	(400)
Total					**(1,750)**

Future Expectations

- There have been some announcements for new BSK capacity coming online; however, these projects are at least 2 or 3 years away from being realized (1)
- These new capacities, if realized, will be somewhat offset by mill conversions to dissolving pulp (2) and future integration of current market volumes (3)

(1) For example: an expansion at UPM Kymi of 170,000 tpa in late 2015 / early 2016; an expansion at Södra Cell Värö (Sweden) of 275,000 tpa by 2016; a rebuild of MetsäFibre Äänekoski (Finland) which would add ~700,000 tpa to the market BSK pulp supply in 2017; and a start-up of Svetlogorsky (Belarus) swing mill (NBSK, NBHK and DP) with some integrated production (BSK market pulp supply impact unknown)
(2) For example: conversion of Aditya Birla Terrace Bay (Canada) from NBSK to dissolving pulp in 2016 to reduce BSK market pulp supply by 350,000 tpa
(3) For example: addition of a new paper machine at Mondi Štěti (Czech Republic) to reduce BSK market pulp supply as it integrates some of its production (BSK market pulp supply impact known)

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Strong Long-Term NBSK Fundamentals

Demand Fundamentals

Demand for NBSK is still growing globally

Improving economic conditions for emerging countries

- Tissue in China: 10% p.a. growth through 2017 (1)

- Printing & writing paper in China: 4% p.a. growth

through 2017 (1)

Strengthening agent

Digital substitution

Supply Fundamentals

Supply growth potential for NBSK is limited

Minimal NBSK new capacity increases

- Only one new mill added globally from 2011 to 2014

- Limited new capacity expected in the near-term

- Some capacity additions have recently been announced

for 2016 and 2017

Meaningful capacity shutdowns of old, uneconomical mills

With strong demand growth outpacing modest supply increases,

we believe that the NBSK market will be very attractive in the coming years

(1) Source: Hawkins Wright – Defining the China Market (December 2013)

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MERCER

Financial Performance and Recent Developments

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MERCER

Putting NBSK’s History into Perspective

NBSK History: Price & Global Inventory (1)

Days of Global BSK Inventory

NBSK Price

Supply, Prices: Stocks are low, prices increasing

NBSK Price (US$/t)

$1,100 64

$1,000 56

$900 48

$800 40

$700 32

$600 24

$500 16

$400 8

$300 -

Global BSK Inventory (# Days)

Shortage! price surge

Current supply near historical lows: 25 Days

1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

After undergoing significant changes over the past 20+ years, the market for NBSK is trending from balanced to tight, with the meaningful substitution of NBSK for other pulps largely completed

(1) Sources: Factset FOEX PIX Pulp NBSK for prices; PPPC for inventories

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Significant Earnings Potential

Annual Consolidated Operating EBITDA (1)(2)

EBITDA (US$mm)

$360 $270 $180 $90 -

EBITDA Margin

40%30% 20% 10% -

$186 $173 $101 $57 $297 $233 $138 $110 $161

23% 17% 10% 7% 25% 19% 13% 10% 14%

2006 2007 2008 2009 2010 2011 2012 2013 Q2-2014 LTM

Energy & Chemical Revenue (US$mm) $33 $35 $51 $63 $65 $95 $93 $92 $100

Quarterly Consolidated Operating EBITDA (1)(2)

EBITDA (US$mm)

$100 $75 $50 $25 -

EBITDA Margin

40% 30% 20% 10% -

$44 $81 $85 $87 $69 $73 $69 $21 $40 $42 $28 $28 $32 $18 $33 $27 $59 $42

18% 26% 28% 26% 23% 22% 24% 7% 14% 16% 10% 11% 12% 7% 12% 10% 19% 15%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

2010 2011 2012 2013 2014

Pulp pricing recently rising – currently under some pressure in China due to market uncertainty regarding new hardwood capacity but is expected to further improve in 2014

(1) For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix. Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

(2) The company’s reporting currency was the Euro up until October 1, 2013. Figures prior to this date have been converted to US dollars at the average foreign exchange rates in effect during the period.

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Recent NBSK Pricing Momentum

Historical “Upcycle” NBSK Price Increase Trends (1)

150%

129%

120%

104%

90%

64%

Price 60% Median 54%

45% 43%

Cumulative Price Increase over Period

30% 24%

-

Jan-86 Dec-93 Mar-99 Sep-05 May-09 Sep-12

to to to to to to

Jun-90 Oct-95 Jan-01 Aug-08 Jul-11 Jul-14

(Current)

NBSK List Price Increases Since Q3 2013

NBSK List Price Increases (US$/tonne)

Date US Europe China

Aug-13 $945 $860 $680

Sep-13 $945 $880 $695

Oct-13 $970 $895 $720

Nov-13 $990 $905 $740

Dec-13 $990 $905 $750

Jan-14 $1,010 $915 $750

Feb-14 $1,010 $920 $750

Mar-14 $1,030 $925 $770

Apr-14 $1,030 $925 $750

May-14 $1,030 $925 $720

Jun-14 $1,030 $925 $720

+$85 +$65 +$40

Change since

Aug-13 +9% +8% +6%

We believe there is significant room for further price increases in the current cycle

Source: RISI

Note: Producer realized prices are net of discounts, rebates and commissions

(1) Calculations based on North American NBSK list prices

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MERCER

Mercer’s Recent Developments

Capital Projects

Completed Stendal’s Project Blue Mill on schedule and on budget

Enhanced pulp production capacity (30,000 ADMT per year) and added new electrical generating capacity (46 MW)

Celgar Workforce Reduction

Expected annual cost savings of US$8 to US$10 million; 80% of which are expected to be realized in 2014

Incurred pre-tax charges of ~US$5 million for severance and other personnel related expenses in 2013

Stendal Credit Facilities

Amortizing loan, supported by guarantees from the German Federal and State governments

EBITDA based covenants pinch at the bottom of the pulp cycle

The credit facilities will be amended in August 2014 to provide greater flexibility by reducing scheduled principal payments by 50% and improving covenants

Stendal received a waiver under its credit facility in March

2014

US$20 million of the proceeds from the 2014 equity offering (described next) will be contributed to Stendal

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MERCER

Mercer's Recent Developments (Cont'd)

Capital Raises

- Issued US$50 million in "tack-on" Senior Notes at a 104.5% premium to face value in July 2013
- Equity offering of 8.05 million shares at US$7.15/share for net proceeds of ~US$53.6 million in April 2014
  - The over-allotment was exercised in full

Mercer Debt Summary

	At 31-Dec-13	At 30-Jun-14	Term	Characteristics
	US$mm	*US$mm*	*Month-Year*	
Long-Term Debt Facilities				
Stendal Loan Facility	$568.9	$537.9	Sept-17	*Amortizing bank facility, 80% German government guaranteed and non-recourse to Mercer, floating rate but partially hedged to 5.28%*
Senior Notes	$336.4	$336.1	Dec-17	*9.5% senior unsecured, redeemable beginning Dec 1, 2014 at 104.75%*
Project Facilities	$21.9	$18.8	Sept-17	*Various floating rate amortizing bank project facilities*
Short-Term Debt Facilities				
Celgar Revolver	-	-	May-16	*Floating rate, revolving credit facility, ~US$36 million available*
Rosenthal Revolver	-	-	Oct-16	*Floating rate, revolving credit facility, ~US$39 million available*
Total Debt	$927.3	$892.8		
Less: Cash	*($147.7)*	*($241.0)*		
Net Debt	$779.5	$651.8		
LTM EBITDA	*$110.3*	*$160.9*		
Net Debt to EBITDA	***7.1x***	***4.1x***		



Note: Excludes loans payable to the noncontrolling shareholder of the Stendal mill
Note: Some numbers may not add due to rounding

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Mercer’s Recent Developments (Cont’d)

Performance BioFilaments

In June 2014, Mercer and Resolute Forest Products launched a new

50/50 joint venture company called Performance BioFilaments

The joint venture is set to commercialize novel product applications for cellulose filaments, an innovative biomaterial derived from wood fiber

Annual Maintenance Shuts

Completed the most extensive of our 2014 scheduled annual maintenance shuts during Q2 at Celgar

While the shut was completed largely as planned, difficulties were encountered in returning to full production

Q2 shuts (including a short 2-day shut at Stendal), along with delays in reaching full production at Celgar, impacted EBITDA during the quarter by about US$18 million

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 23

MERCER

Mercer – Summary

The largest “pure-play” NBSK market pulp producer

Globally cost competitive, modern mill operations

Strategically located mills with excellent access to key markets

Stable and growing revenue from high-margin energy & bio-chemical by-product sales

Strong long-term NBSK fundamentals

Significant leverage to the NBSK pulp cycle

Experienced management team

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MERCER

Appendix A

Additional Information on Mercer International Inc.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 25

MERCER

Mercer Balance Sheet – June 30, 2014

in US$ millions	Restricted	Unrestricted	Adjustments	Consolidated
ASSETS				
Cash, Cash Equivalents	$157.4	$83.6	-	$241.0
Receivables	$69.8	$64.9	-	$134.7
Inventories	$104.1	$60.9	-	$165.1
Other Current Assets	$11.4	$5.7	-	$17.1
Total Current Assets	**$342.8**	**$215.2**	**-**	**$558.0**
Property, Plant and Equipment	$410.1	$596.8	-	$1,006.9
Due from Unrestricted Group	$155.5	-	($155.5)	-
Other Long-Term Assets	$27.7	$16.3	-	$44.0
Total Long-Term Assets	**$593.2**	**$613.1**	**($155.5)**	**$1,050.9**
TOTAL ASSETS	***$936.0***	***$828.3***	***($155.5)***	***$1,608.8***
LIABILITIES & EQUITY				
Payables	$63.5	$52.2	-	$115.7
Current Debt	-	$62.2	-	$62.2
Other Current Liabilities	$1.3	-	-	$1.3
Total Current Liabilities	**$64.8**	**$114.4**	**-**	**$179.2**
Debt	$336.1	$546.3	-	$882.4
Due to Restricted Group	-	$155.5	($155.5)	-
Other Liabilities	$70.5	$51.1	-	$121.6
Total Long-Term Liabilities	**$406.7**	**$752.9**	**($155.5)**	**$1,004.1**
Total Shareholders' Equity (Deficit)	$464.5	($32.5)	-	$432.0
Non-Controlling Interest (Deficit)	-	($6.4)	-	($6.4)
Total Equity	**$464.5**	**($38.9)**	**-**	**$425.6**
TOTAL LIABILITIES AND EQUITY	***$936.0***	***$828.3***	***($155.5)***	***$1,608.8***

Note: Restricted Group consists of Celgar and Rosenthal; Unrestricted Group consists of Stendal (see Corporate Structure slide for more details)
Note: Some numbers may not add due to rounding

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 26

Mercer Selected Historical Financial Data (Consolidated)

in US$ millions, except for per share data	2011	2012	2013	Q2 2013	Q2 2014
Pulp Revenue	$1,157.2	$979.8	$996.2	$491.0	$538.0
Energy and Chemical Revenue	$94.8	$93.0	$92.2	$45.5	$52.9
Total Revenue	**$1,252.0**	**$1,072.7**	**$1,088.4**	**$536.5**	**$590.9**
Operating Income (Loss)	**$154.7**	**$63.0**	**$31.7**	**$11.4**	**$61.3**
Interest Expense	$82.1	$71.8	$69.2	$34.5	$34.6
Gain (Loss) on Derivative Instruments [1]	($2.0)	$4.8	$19.7	$13.3	$5.8
Other Income (Expense)	$3.6	($0.2)	$1.2	($0.1)	($0.1)
Net Income (Loss) Attributable to Common Shareholders	**$69.7**	**($15.7)**	**($26.4)**	**($13.6)**	**$21.6**
Operating EBITDA [2]	**$232.6**	**$137.7**	**$110.3**	**$50.3**	**$100.9**
Earnings Per Share (Basic)	**$1.39**	**($0.28)**	**($0.47)**	**($0.24)**	**$0.36**

Note: Quarterly data represents 6 months ended June 30
Note: Some numbers may not add due to rounding
(1) Gains (losses) on Stendal's interest rate swap and pulp price swaps (subject to quarterly non-cash mark-to-market valuation adjustments)
*(2) **Refer to Appendix C for Reconciliation of Net Income to Operating EBITDA.** Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity*

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Appendix B

Detailed Overview of Operations

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Rosenthal Mill

Mercer International Group: Restricted Group

Location: Blankenstein, Germany (~300 km south of Berlin)

Pulp Production Capacity: 360,000 ADMT per year

Electricity Generating Capacity: 57 MW

Certification: ISO 9001, 14001, and 50001

2013 Green Electricity Sales: US$21.5 million

Key Features:

Built in 1999 – modern and efficient

Strategically located in central Europe

Close proximity to stable fiber supply and nearby sawmills

Allows customers to operate using just in time inventory process, lowering their costs and making Rosenthal a preferred supplier

In 2013, the mill sold nearly 180,000 MWh of green electricity

One of the largest biomass power plants in Germany

Regularly setting new pulp and energy production records

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Celgar Mill

Mercer International Group: Restricted Group

Location: Castlegar, BC, Canada (~600 km east of Vancouver)

Pulp Production Capacity: 520,000 ADMT per year

Electricity Generating Capacity: 100 MW

Certification: ISO 9001 and ISO 14001

2013 Green Electricity Sales: US$12.3 million

Key Features:

Modern and efficient

Abundant and low fiber costs by global standards

Green Energy Project was completed in September 2010

In 2013, the mill sold over 127,000 MWh of green electricity

Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments

Majority used to fund Green Energy Project

Continues to demonstrate significant upside potential

Regularly setting production records and increasing the amount of bio-energy generated

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Stendal Mill

Mercer International Group: Unrestricted Group

Location: Stendal, Germany (~130 km west of Berlin)

Pulp Production Capacity: 660,000 ADMT per year

Electricity Generating Capacity: 148 MW

Certification: ISO 9001 and ISO 14001 certified

2013 Green Electricity Sales: US$45.6 million

2013 Chemical Sales: US$12.8 million

Key Features:

Completed in 2004, it’s one of the newest and largest pulp mills in the world

83% Mercer owned

Debt is 80% government guaranteed, low interest and non-recourse to Mercer

One of the largest biomass power plants in Germany

In 2013, exported over 390,000 MWh

Project Blue Mill was completed in Q4 2013 (on time and on budget) and has increased this mill’s annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh

Regularly setting new performance records

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Appendix C

Reconciliation of Net Income to Operating EBITDA

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Reconciling Net Income (Loss) to Operating EBITDA

in US $ millions	2012	2013	Q2 2013	Q2 2014
Net Income (Loss) Attributable to Common Shareholders	**($15.7)**	**($26.4)**	**($13.6)**	**$21.6**
Add: Net Income Attributable to Non-Controlling Interest	$2.2	$0.6	$1.7	$4.3
Add: Income Tax Provision (Benefit)	$9.4	$9.2	$2.0	$6.4
Add: Interest Expense	$71.8	$69.2	$34.5	$34.6
Add: Loss (Gain) on Derivative Instruments	($4.8)	($19.7)	($13.3)	($5.8)
Add: Other Expense (Income)	$0.2	($1.2)	$0.1	$0.1
Operating Income (Loss)	**$63.0**	**$31.7**	**$11.4**	**$61.3**
Add: Depreciation and Amortization	$74.7	$78.6	$38.9	$39.6
Operating EBITDA	**$137.7**	**$110.3**	**$50.3**	**$100.9**

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com)

Note: Some numbers may not add due to rounding

Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements.

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